SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2010

PAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification Number)

PAR Technology Park 8383 Seneca Turnpike New Hartford, NY	13413-4991
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Not Applicable
 (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a)
The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the  purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b)
On July 27, 2010, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending June 30, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

99.1	Press Release dated July 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: July 27, 2010	/s/Ronald J. Casciano
Ronald J. Casciano
Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 27, 2010.

Exhibit 99.1	Press Release dated July 27, 2010.

FOR RELEASE:	New Hartford, NY, July 27, 2010
CONTACT:	Christopher R. Byrnes (315) 738 - 0600 ext. 226
cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION

-REPORTS SECOND QUARTER RESULTS-

NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--July 27, 2010--PAR Technology Corporation (NYSE: PTC) today announced results for the second quarter ended June 30, 2010.

PAR reported second quarter revenues of $56.2 million, a 3.2% increase from the $54.5 million reported in the same period a year ago. Net income of $849,000 was reported for the second quarter 2010, compared with net income of $238,000 in the second quarter of 2009.  Diluted earnings per share were $0.06 for the second quarter of 2010, compared to diluted earnings per share of $0.02 for the second quarter of last year.

For the six months ended June 30, 2010, PAR reported revenues of $114.3 million versus the $114.9 million reported one year ago.  The Company reported net income of $1.4 million for the first six months of 2010 versus net income of $485,000 reported for the first six months of 2009 that resulted in earnings per diluted share of $0.10 in 2010 and $0.03 per diluted share over the same period in 2009.

John W. Sammon, PAR Chairman & CEO commented, “With increasing demand for a number of our hospitality technology solutions and improving business operations, our team delivered a solid quarter lead by our restaurant solutions business which turned in strong results contributing to the improved financial performance this quarter.  We are pleased with the improved results to date, yet we remain focused on key initiatives around customer acceptance and execution. Our longer-term goals continue to be achieving market leadership and sustained profitability.  We believe by accomplishing these goals, improved shareholder value will result.”

Sammon added, “We remain confident in our strategy.  The investments we are making in our NextGen product portfolios for hotels and restaurants will secure our strong position in hospitality technology, expand our addressable markets and accelerate market traction in these improving segments.”  With strong acceptance of our new products coupled with the leadership provided by our new management teams, we can anticipate continued future improvement.”

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements.  Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company’s products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years.  Today the Company's extensive offering includes technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR’s global service network.  The Company has over 50,000 installations in 110 countries worldwide.  PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and various federal agencies.  Through PAR Logistics Management Systems, the Company is a provider of best of breed integrated solutions for shipping asset management and tracking.  PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC.  For more information visit the Company’s website at www.partech.com.

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PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
 (in thousands, except share amounts)
(unaudited)

	June 30,	December 31,
	2010	2009
Assets Current assets:
Cash and cash equivalents	$3,943	$3,907
Accounts receivable-net	40,496	46,107
Inventories-net	34,532	32,867
Income tax refunds	1,512	438
Deferred income taxes	5,664	6,362
Other current assets	4,645	3,235
Total current assets	90,792	92,916
Property, plant and equipment - net	6,017	6,332
Deferred income taxes	1,225	1,202
Goodwill	26,642	26,635
Intangible assets - net	8,491	7,243
Other assets	1,836	1,775
Total Assets	$135,003	$136,103
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$1,558	$1,404
Borrowings under lines of credit	700	2,000
Accounts payable	15,130	12,942
Accrued salaries and benefits	8,292	7,607
Accrued expenses	2,710	3,868
Customer deposits	1,237	1,782
Deferred service revenue	14,613	16,598
Total current liabilities	44,240	46,201
Long-term debt	3,638	4,455
Other long-term liabilities	2,315	2,212
Shareholders’ Equity:
Preferred stock, $.02 par value,
1,000,000 shares authorized	─	─
Common stock, $.02 par value,
29,000,000 shares authorized;
16,603,721 and 16,449,695 shares issued;
14,950,966 and 14,796,940 outstanding	332	329
Capital in excess of par value	41,737	41,382
Retained earnings	48,913	47,482
Accumulated other comprehensive loss	(663)	(449)
Treasury stock, at cost, 1,652,755 shares	(5,509)	(5,509)
Total shareholders’ equity	84,810	83,235
Total Liabilities and Shareholders’ Equity	$135,003	$136,103

PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2010	2009	2010	2009
Net revenues:
Product	$23,084	$17,178	$44,335	$37,415
Service	16,862	19,065	36,101	39,046
Contract	16,268	18,216	33,897	38,466
	56,214	54,459	114,333	114,927
Costs of sales:
Product	15,006	11,485	29,391	24,553
Service	10,901	13,385	23,949	27,862
Contract	15,218	17,227	31,813	36,463
	41,125	42,097	85,153	88,878
Gross margin	15,089	12,362	29,180	26,049
Operating expenses:
Selling, general and administrative	9,781	8,647	19,321	18,242
Research and development	4,321	3,048	7,766	6,357
Amortization of identifiable intangible assets	235	368	469	733
	14,337	12,063	27,556	25,332

Operating income	752	299	1,624	717
Other income, net	278	156	419	263
Interest expense	(71)	(82)	(142)	(222)
Income before provision for income taxes	959	373	1,901	758
Provision for income taxes	(110)	(135)	(470)	(273)
Net income	$849	$238	$1,431	$485
Earnings per share
Basic	$.06	$.02	$.10	$.03
Diluted	$.06	$.02	$.10	$.03
Weighted average shares outstanding
Basic	14,800	14,501	14,751	14,487
Diluted	15,031	14,787	14,993	14,757